UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2008 (May 24, 2007)

Advanced Resources Group, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	0-27256	13-3858917
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

388 President Street, Saddle Brook, NJ 07663

 (Address of Principal Executive Office) (Zip Code)

(973) 246-9114

(Issuer’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2007, via electronic signature, the resignation of Wm. A. Stehl as President and Chief Executive Officer of Advanced Resources Group, LTD., a Delaware corporation (the “Company”) was accepted.

On May 24, 2007, via electronic signature, the resignation of Wm. A. Stehl as Chairman of the Board, Board of Directors of Advanced Resources Group, LTD., a Delaware corporation (the “Company”) was accepted.

On May 24, 2007, Mr. Richard Dunning, was appointed President and Chief Executive Officer of Advanced Resources Group, LTD., a Delaware corporation (the “Company”).

On May 24, 2007, Mr. Richard Dunning, was appointed Chairman of the Board, Board of Directors, of Advanced Resources Group, LTD., a Delaware corporation (the “Company”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 31, 2008

ADVANCED RESOURCES GROUP, LTD.

By:	/s/ Richard Dunning
RICHARD DUNNING
President and Chief Executive Officer